This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                     IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                    2005-HE1
                                    FRM LOANS

TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORGAGE
                                                                AGGREGATE   POOL BY       AVG      WEIGHTED   WEIGHTED
                                                      NUMBER     CUT-OFF   AGGREGATE   MORTGAGE    AVERAGE     AVERAGE
                                                        OF        DATE      CUT-OFF      LOAN       GROSS     COMBINED    WEIGHTED
                                                     MORTGAGE   PRINCIPAL  PRINCIPAL   PRINCIPAL   INTEREST   ORIGINAL     AVERAGE
DOCUMENTATION LEVEL                                   LOANS      BALANCE    BALANCE     BALANCE      RATE        LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                                       337   34,135,168      53.65     101,291     7.733       81.32       640.1
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                     317   27,565,360      43.33      86,957     9.100       87.47       663.5
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                                         30    1,920,436       3.02      64,015     8.778       87.30       634.8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   684   63,620,965     100.00      93,013     8.357       84.16       650.1
------------------------------------------------------------------------------------------------------------------------------------

2. CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORGAGE
                                                                 AGGREGATE   POOL BY       AVG      WEIGHTED   WEIGHTED
                                                       NUMBER     CUT-OFF   AGGREGATE   MORTGAGE    AVERAGE     AVERAGE
                                                         OF        DATE      CUT-OFF      LOAN       GROSS     COMBINED    WEIGHTED
                                                      MORTGAGE   PRINCIPAL  PRINCIPAL   PRINCIPAL   INTEREST   ORIGINAL     AVERAGE
CREDIT SCORE                                           LOANS      BALANCE    BALANCE     BALANCE      RATE        LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

481 - 500                                                   1     159,901       0.25     159,901      8.375       48.48         500
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                                                   9     933,617       1.47     103,735      9.067       69.24       512.7
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                                                  15     924,721       1.45      61,648      9.797       69.29       529.7
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                                                  19   1,892,753       2.98      99,619      8.317       69.28       550.7
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                                  25   2,330,501       3.66      93,220      8.378       81.17       572.1
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                                  58   4,385,891       6.89      75,619      8.908       84.57       593.4
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                                 101   9,159,027      14.40      90,683      8.496       82.09       610.7
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                                                  77   7,604,120      11.95      98,755      8.091       81.75       629.9
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                                                 112  10,467,035      16.45      93,456      8.810       88.36       651.4
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                                                  91   7,658,226      12.04      84,156      8.767       89.17       669.5
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                                                  73   7,661,448      12.04     104,951      7.815       85.15       689.2
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                                                  36   2,960,774       4.65      82,244      8.598       88.94       708.6
------------------------------------------------------------------------------------------------------------------------------------
721 - 740                                                  24   2,786,312       4.38     116,096      7.506       85.58       728.3
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                                                  21   2,473,692       3.89     117,795      7.033       85.24       749.4
------------------------------------------------------------------------------------------------------------------------------------
761 - 780                                                  11     751,745       1.18      68,340      8.407       88.31       770.9
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                                                  10   1,241,365       1.95     124,137      6.881       77.10       785.4
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                                                   1     229,837       0.36     229,837      5.500       79.99         817
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    684  63,620,965     100.00      93,013      8.357       84.16       650.1
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 817
Weighted Average: 650

3. RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORGAGE
                                                                AGGREGATE   POOL BY       AVG      WEIGHTED   WEIGHTED
                                                      NUMBER     CUT-OFF   AGGREGATE   MORTGAGE    AVERAGE     AVERAGE
                                                        OF        DATE      CUT-OFF      LOAN       GROSS     COMBINED    WEIGHTED
                                                     MORTGAGE   PRINCIPAL  PRINCIPAL   PRINCIPAL   INTEREST   ORIGINAL     AVERAGE
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)             LOANS      BALANCE    BALANCE     BALANCE      RATE        LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

30.01 - 35.00                                              1        89,841       0.14      89,841      6.625       34.88         640
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                              3       136,845       0.22      45,615      9.475       38.21       632.7
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                              5       430,441       0.68      86,088      7.972       42.04       606.5
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                             15     1,897,287       2.98     126,486      7.075       48.62         592
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                              5       702,488       1.10     140,498      6.807       53.43       621.9
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                              9     1,392,665       2.19     154,741      7.132       56.97       685.7
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                             21     2,872,490       4.52     136,785      6.879       63.09       611.2
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                             22     3,630,430       5.71     165,020      6.689       69.14       656.8
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                             41     6,780,256      10.66     165,372      7.555       74.07         632
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                             66     9,457,779      14.87     143,300      7.238       79.33       660.2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                             45     5,672,425       8.92     126,054      7.487       84.02       638.7
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                             43     6,690,769      10.52     155,599      7.672       89.38       661.4
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                             56     4,844,802       7.62      86,514      8.797       94.65       646.7
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                           352    19,022,447      29.90      54,041     10.412       99.93       661.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   684    63,620,965     100.00      93,013      8.357       84.16       650.1
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 34.88
Maximum: 100.00
Weighted Average: 84.16

4. DOCUMENTATION LEVEL GREATER THAN 85% LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORGAGE
                                                               AGGREGATE   POOL BY       AVG      WEIGHTED   WEIGHTED
                                                     NUMBER     CUT-OFF   AGGREGATE   MORTGAGE    AVERAGE     AVERAGE
                                                       OF        DATE      CUT-OFF      LOAN       GROSS     COMBINED    WEIGHTED
                                                    MORTGAGE   PRINCIPAL  PRINCIPAL   PRINCIPAL   INTEREST   ORIGINAL     AVERAGE
DOCUMENTATION LEVEL GREATER THAN 85% LTV             LOANS      BALANCE    BALANCE     BALANCE      RATE        LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

Stated Documentation                                    243    15,856,266      51.89      65,252     10.304       97.96       673.3
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                      182    13,700,277      44.83      75,276      8.612       95.19       644.6
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                                        26     1,001,474       3.28      38,518     10.633      100.00       635.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  451    30,558,017     100.00      67,756      9.556       96.79       659.2
------------------------------------------------------------------------------------------------------------------------------------